Other commitments, contingent liabilities and contingent assets	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]

24 Other commitments, contingent liabilities and contingent assets

Contractual commitments

Equinor had contractual commitments of USD 6,269 million at 31 December 2018. The contractual commitments reflect Equinor's share and mainly comprise construction and acquisition of property, plant and equipment as well as committed investments in equity accounted entities.

As a condition for being awarded oil and gas exploration and production licences, participants may be committed to drill a certain number of wells. At the end of 2018, Equinor was committed to participate in 43 wells, with an average ownership interest of approximately 39%. Equinor's share of estimated expenditures to drill these wells amounts to USD 578 million. Additional wells that Equinor may become committed to participating in depending on future discoveries in certain licences are not included in these numbers.

Other long-term commitments

Equinor has entered into various long-term agreements for pipeline transportation as well as terminal use, processing, storage and entry/exit capacity commitments and commitments related to specific purchase agreements. The agreements ensure the rights to the capacity or volumes in question, but also impose on Equinor the obligation to pay for the agreed-upon service or commodity, irrespective of actual use. The contracts' terms vary, with durations of up to 2044.

Take-or-pay contracts for the purchase of commodity quantities are only included in the table below if their contractually agreed pricing is of a nature that will or may deviate from the obtainable market prices for the commodity at the time of delivery.

Obligations payable by Equinor to entities accounted for using the equity method are included gross in the table below. For assets (for example pipelines) that Equinor accounts for by recognising its share of assets, liabilities, income and expenses (capacity costs) on a line-by-line basis in the Consolidated financial statements, the amounts in the table include the net commitment payable by Equinor (i.e. gross commitment less Equinor's ownership share).

Nominal minimum other long-term commitments at 31 December 2018:

(in USD million)

2019	1,584
2020	1,463
2021	1,303
2022	1,134
2023	1,050
Thereafter	4,947

Total	11,479

Guarantees

Equinor has guaranteed for its proportionate share of an associate’s long term bank debt, payment obligations under contracts and some third party obligations amounting to USD 741 million. The book value of the guarantees are immaterial.

Contingent liabilities and contingent assets

Redetermination process for Agbami field

Through its ownership in OML 128 in Nigeria, Equinor is a party to an ownership interest redetermination process for the Agbami field. In October 2015, Equinor received the Expert’s final ruling which implied a reduction of 5.17 percentage points in Equinor’s equity interest in the field. Equinor had previously initiated arbitration proceedings to set aside interim decisions made by the Expert, but this was declined by the arbitration tribunal in its November 2015 judgment. Equinor proceeded to the Court of Appeal to have the arbitration award set aside, but the appeal was dismissed in the fourth quarter of 2018. In 2016 Equinor also initiated arbitration to set aside the Expert’s final ruling. The award in this arbitration was delivered in the second quarter of 2018, dismissing Equinor’s claim. At the time of the arbitration award, there was no impact on Equinor’s accounting for the Agbami redetermination, as the outcome had been provided for in line with the Expert’s ruling.

In 2018, Equinor also explored the possibility of an out-of-court settlement of the redetermination dispute. A non-binding agreement has been reached during the fourth quarter of 2018. Equinor’s best estimate related to the redetermination has changed, and the provision net of tax has been reduced by USD 349 million in the fourth quarter. The reversal of the provision has been recognised in the Consolidated statement of income, combined with the effect of volumes lifted as of 31 December 2018, mainly through an increase in other revenue of USD 774 million, increase in depreciation, amortisation and net impairment losses of USD 143 million, and increased tax cost of USD 297 million.

As of 31 December 2018, Equinor’s remaining provision net of tax related to the Agbami redetermination amounts to USD 854 million. The provision is reflected within Non-current provisions in the Consolidated balance sheet.

Price review arbitration

Some long-term gas sales agreements contain price review clauses, which in certain cases lead to claims subject to arbitration. The range of exposure related to ongoing arbitration broadened in the second quarter of 2018, and the exposure for Equinor has been estimated to approximately USD 1.2 billion for gas delivered prior to year-end 2018. Based on Equinor’s assessment, no provision is included in the Consolidated financial statements at year-end 2018. The timing of the resolution is uncertain but is estimated to 2019-2020. Price review arbitration related changes in provisions throughout 2018 are immaterial and have been reflected in the Consolidated statement of income as adjustments to revenue from contracts with customers.

Dispute with Brazilian tax authorities

Brazilian tax authorities have issued an updated tax assessment for 2011 for Equinor’s Brazilian subsidiary which was party to Equinor’s divestment of 40% of the Peregrino field to Sinochem at that time. The assessment disputes Equinor’s allocation of the sale proceeds between entities and assets involved, resulting in a significantly higher assessed taxable gain and related taxes payable in Brazil. Equinor disagrees with the assessment and has provided responses to this effect. The ongoing process of formal communication with the Brazilian tax authorities, as well as any subsequent litigation that may become necessary, may take several years. No taxes will become payable until the matter has been finally settled. Equinor is of the view that all applicable tax regulations have been applied in the case and that the group has a strong position. No amounts have consequently been provided for in the accounts.

Suit for an annulment of Petrobras’ sale of the interest in BM-S-8 to Equinor

In March 2017, the Union of Workers of Oil Tankers of Sergipe (Sindipetro) filed a class action suit against Petrobras, Equinor, and ANP - the Brazilian Regulatory Agency - to seek annulment of Petrobras’ sale of the interest and operatorship in BM-S-8 to Equinor, which was closed in November 2016 after approval by the partners and authorities. There was also an injunction request to suspend the assignment which was granted in April 2017 by a federal judge and was subsequently lifted by the Federal Regional Court. The cases are progressing through the court system. At the end of 2018 the acquired interest remains in Equinor’s balance sheet as intangible assets of the Exploration & Production International (E&P International) segment. For further information about Equinor’s acquisitions and divestments in BM-S-8, reference is made to note 4 Acquisitions and disposals.

A deviation notices from Norwegian tax authorities

On 6 July 2016, the Norwegian tax authorities issued a deviation notice for the years 2012 to 2014 related to the internal pricing on certain transactions between Equinor Coordination Centre (ECC) in Belgium and Norwegian entities in the Equinor group. The main issue in this matter relates to ECC`s capital structure and its compliance with the arm’s length principle. Equinor is of the view that arm’s length pricing has been applied and that the group has a strong position, and no amounts have consequently been provided for this issue in the accounts.

On 28 February 2018, Equinor received a notice of deviation from Norwegian tax authorities related to an ongoing dispute regarding the level of Research & Development cost to be allocated to the offshore tax regime, increasing the maximum exposure in this matter to approximately USD 500 million. Equinor provided for its best estimate in the matter.

Dispute concerning termination of a long-term contract for the drilling rig COSL Innovator.

In March 2016 Equinor Energy AS, acting on behalf of the Troll field partners, terminated a long-term contract for the drilling rig COSL Innovator. The termination was disputed in court by the rig owner COSL Offshore Management AS (COSL). Equinor’s share of the total exposure, based on COSL’s original claim, has been estimated to be approximately USD 200 million excluding penalty interest. In May 2018, the court of first instance (Oslo District Court) ruled that while the contract could be cancelled according to the applicable clauses of the contract and with payment of the appropriate cancellation charge, the contract had not been validly terminated. In June 2018 both parties appealed the verdict to the court of appeal. Oslo District Court’s ruling is consequently not final. Equinor intends to defend its own and the Troll partners’ position and considers it to be more likely than not that the final verdict will conclude that the termination of the rig contract was valid under its terms. No provision related to the dispute is included in Equinor’s accounts as of 31 December 2018.

A dispute between the Federal Government of Nigeria and the Governments of Rivers, Bayelsa and Akwa Ibom States in Nigeria

In October 2018, Supreme Court of Nigeria rendered a judgement in a dispute between the Federal Government of Nigeria and the Governments of Rivers, Bayelsa and Akwa Ibom States in favour of the latter. The Supreme Court judgement provides for potential retroactive adjustment of certain production sharing contracts in favour of the Federal Government, including OML 128 (Agbami) where Equinor has 53.85% equity interest. Equinor sees no merit to the case. No provision has been made for this matter.

Other claims

During the normal course of its business, Equinor is involved in legal proceedings, and several other unresolved claims are currently outstanding. The ultimate liability or asset, in respect of such litigation and claims cannot be determined at this time. Equinor has provided in its Consolidated financial statements for probable liabilities related to litigation and claims based on its best estimate. Equinor does not expect that its financial position, results of operations or cash flows will be materially affected by the resolution of these legal proceedings. Equinor is actively pursuing the above disputes through the contractual and legal means available in each case, but the timing of the ultimate resolutions and related cash flows, if any, cannot at present be determined with sufficient reliability.

Provisions related to claims are reflected within note 20 Provisions.